LETTER OF TRANSMITTAL

            -------------------------------------------------------
                            SFX Broadcasting, Inc.


                               OFFER TO EXCHANGE

             10 3/4% SENIOR SUBORDINATED NOTES DUE 2006, SERIES B
                      FOR ANY AND ALL OF ITS OUTSTANDING
             10 3/4% SENIOR SUBORDINATED NOTES DUE 2006, SERIES A

                  PURSUANT TO THE PROSPECTUS, DATED   , 1996

- -------------------------------------------------------------------------------
                THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK
         CITY TIME, ON         , 1996 UNLESS EXTENDED, PROVIDED IT MAY NOT BE
         EXTENDED BEYOND           , 1996.
- -------------------------------------------------------------------------------

                Delivery to: Chemical Bank, the Exchange Agent


By Facsimile:            By Mail, By Hand and             Confirm by Telephone:
                          Overnight Courier:
(212) 638-7380                                               Carlos Esteves
(212) 344-9387               Chemical Bank                   (212) 638-0828
                   Corporate Trust-Securities Window
                        Room 234-North Building               Sharon Lewis
                            55 Water Street                  (212) 638-0454
                          New York, NY 10041

             DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

             The undersigned acknowledges that he or she has received the Prospectus, dated , 1996 (the "Prospectus"), of SFX Broadcasting, Inc. a Delaware corporation (the "Company"), and this Letter of Transmittal (this "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its outstanding 10 3/4% Senior Subordinated Notes due 2006, Series B (the "Series B Notes") for each $1,000 principal amount of 10 3/4% Senior Subordinated Notes due 2006, Series A (the "Series A Notes") of which $450.0 million in aggregate principal amount are outstanding of the Company from the holders thereof.

             With respect to the Series A Notes accepted for exchange, the holders of such Series A Notes will receive Series B Notes which will bear interest at the same rate and on the same terms as their Series A Notes. Consequently, interest on the Series B Notes will be payable semi-annually on May 15 and November 15, 1996, at the rate of 10 3/4% per annum. The Series B Notes will bear interest from and including May 31, 1996, the date of issuance of the Series A Notes. Holders whose Series A Notes are accepted for exchange will be deemed to have waived the right to receive any interest accrued on the Series A Notes.

             This Letter is to be completed by a holder of Series A Notes either if certificates are to be forwarded herewith or if a tender of certificates for Series A Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Holders of Series A Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Series A Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their

Series A Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of Documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

             Any beneficial owner whose Series A Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Series A Notes promptly and instruct such registered holder of Series A Notes to tender on behalf of the beneficial owner. If such beneficial owner wishes to tender on its own behalf, such beneficial owner must, prior to completing and executing this Letter and delivering its Series A Notes, either make appropriate arrangements to register ownership of the Series A Notes in such beneficial owner's name or obtain a properly completed bond power from the registered holder of Series A Notes. The transfer of record ownership may take considerable time.

             The undersigned has completed the appropriate boxes below and signed this letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

             List below the Series A Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and the aggregate principal amount of the Series A Notes should be listed on a separate signed schedule affixed hereto.


                     DESCRIPTION OF
                     SERIES A NOTES                                1                      2                      3
    NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)           CERTIFICATE             AGGREGATE         AGGREGATE PRINCIPAL
               (PLEASE FILL IN, IF BLANK)                     NUMBER(S)*          PRINCIPAL AMOUNT       AMOUNT TENDERED**
   ------------------------------------------------           -----------         ----------------      -------------------



                                                                 TOTAL

* Need not be completed if Series A Notes are being tendered by book-entry transfer.
**    Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Series A Notes represented by the Series A
      Notes indicated in column 2. See Instruction 2.
- ------------------------------------------------------------------------------

o CHECK HERE IF TENDERED SERIES A NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution
                                ----------------------------------------------
   Account Number                   Transaction Code Number
                 -----------------                         -------------------

o CHECK HERE IF TENDERED SERIES A NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Names(s) of Registered Holder(s)
                                ----------------------------------------------
Window Ticket Number (if any)
                             -------------------------------------------------
Date of Execution of Notice of Guaranteed Delivery
                                                   ---------------------------
Name of Institution which Guaranteed Delivery
                                              --------------------------------

IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

         Account Number                 Transaction Code Number
                       ---------------                          --------------
o CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE TEN ADDITIONAL COPIES OF THE PROSPECTUS AND TEN COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
     ------------------------------------------------------------------------
Address:
        ---------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

             Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Series A Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Series A Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all rights, title and interest in and to such Series A Notes as is being tendered hereby, and hereby appoints the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such holder of Series A Notes, or transfer ownership of such Series Notes A Notes on the account books maintained by The Depositary Trust Company (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Company, (ii) present and deliver such Series A Notes for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Series A Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

             The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Series A Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same is accepted by the Company. The undersigned hereby further represents that any Series B Notes acquired in exchange for Series A Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Series B Notes, whether or not such person is the undersigned, that neither the holder of such Series A Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Series B Notes and that neither the holder of such Series A Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

             The undersigned hereby represents and warrants that (i) the undersigned has a net long position within the meaning of Rule 14e-4 under the Securities Exchange Act, as amended ("Rule 14e-4"), equal to or greater than the principal amount of Series A Notes tendered hereby; and (ii) the tender of such Series A Notes complies with Rule 14e-4 (to the extent that Rule 14e-4 is applicable to such exchange).

             The undersigned hereby further represents to the Company that the Series B Notes to be acquired by the undersigned in exchange for the Series A Notes tendered hereby and any beneficial owner(s) of such Series A Notes in connection with the Exchange Offer will be acquired by the undersigned and such beneficial owner(s) in the ordinary course of business of the undersigned, the undersigned (if not a broker-dealer referred to in the last sentence of this paragraph) are not participating and do not intend to participate in the distribution of the Series B Notes, the undersigned have no arrangement or understanding with any person to participate in the distribution of the Series B Notes, the undersigned and each beneficial owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the Series B Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Series B Notes acquired by such person and cannot rely on the position of the staff of the Commission set forth in certain no-action letters, the undersigned and each beneficial owner understand that a secondary resale transaction described in clause, above should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission and neither the undersigned nor any beneficial owner is an "affiliate" of the Company, as defined under Rule 405 under the Securities Act. If the undersigned is a broker-dealer that will receive Series B Notes for its own account in exchange for Series A Notes that were acquired as a result of market making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Series B Notes received in respect of such Series A Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

             The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Series A Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

             Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Series B Notes (and, if applicable, substitute certificates representing Series A Notes for any Series A Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Series A Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Series B Notes (and, if applicable, substitute certificates representing Series A Notes for any Series A Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Series A Notes."

             THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF SERIES A NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE SERIES A NOTES AS SET FORTH IN SUCH BOX ABOVE.

                  SPECIAL ISSUANCE INSTRUCTIONS
                   (SEE INSTRUCTIONS 3 AND 4)
           To be completed ONLY if certificates for Series A Notes not exchanged and/or Series B Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on Letter above, or if Series A Notes delivered by book-entry transfer which is not accepted for exchange is to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue: Series B Notes and/or Series A Notes to:

Name(s)
       ----------------------------------------------------------
                     (PLEASE TYPE OR PRINT)

       ----------------------------------------------------------
                     (PLEASE TYPE OR PRINT)

Address
        ---------------------------------------------------------

        ---------------------------------------------------------
                           (ZIP CODE)


                 (COMPLETE SUBSTITUTE FORM W-9)

  o Credit unexchanged Series A Notes delivered by book-entry transfer to the Book-Entry Transfer Facility set forth below.

  -----------------------------------------------------------------
                    (Book-Entry Transfer Facility
                   Account Number, if applicable)
  -----------------------------------------------------------------




              SPECIAL DELIVERY INSTRUCTIONS
               (SEE INSTRUCTIONS 3 AND 4)
To be completed ONLY if certificates for Series A Notes not exchanged and/or Series B Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled "Description of Series A Notes" on this Letter above.

Mail: Series B Notes and/or Series A Notes to:

Name(s)
       ----------------------------------------------------------
                     (PLEASE TYPE OR PRINT)

       ----------------------------------------------------------
                     (PLEASE TYPE OR PRINT)

Address
        ---------------------------------------------------------

        ---------------------------------------------------------
                           (ZIP CODE)


IMPORTANT: THIS LETTER (TOGETHER WITH THE CERTIFICATES FOR SERIES A NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                  CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                  PLEASE SIGN HERE
                     (TO BE COMPLETED BY ALL TENDERING HOLDERS)
             (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)

Dated:.................................................................  1996
X  ....................................................................  1996
X  ....................................................................  1996
                   SIGNATURE(S) OF OWNER              DATE

           Area Code and telephone Number  ...................................

           If a holder is tendering any Series A Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Series A Notes, or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

           Name(s):  ..................................................
           ............................................................
                        (PLEASE TYPE OR PRINT)
           Capacity:  .................................................
           Address:  ..................................................
           ............................................................
                         (INCLUDING ZIP CODE)
                          SIGNATURE GUARANTEE
                    (IF REQUIRED BY INSTRUCTION 3)
           Signature(s) Guaranteed by
           an Eligible Institution:  ..................................
                        (AUTHORIZED SIGNATURE)
           ............................................................
                                (TITLE)
           ............................................................
                            (NAME AND FIRM)
           ............................................................
           Dated:  ............................................. , 1996

                                 INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF OFFER TO EXCHANGE
             10 3/4% SENIOR SUBORDINATED NOTES DUE 2006, SERIES B
                      FOR ANY AND ALL OF ITS OUTSTANDING
             10 3/4% SENIOR SUBORDINATED NOTES DUE 2006, SERIES A
                           OF SFX BROADCASTING, INC.


1.         DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES.

           This letter is to be completed by securityholders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Series A Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below.

           Securityholders whose certificates for Series A Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Series A Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Series A Notes and the amount of Series A Notes tendered, stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Series A Notes in proper format for transfer, or a Book-Entry Confirmation as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Series A Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

           The method of delivery of this Letter, the Series A Notes, and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Series A Notes are sent by mail, it is suggested that registered mail, properly insured, with return receipt requested, be used and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

           See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO SECURITYHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

           If less than all of the Series A Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Series A Notes to be tendered in the box above entitled "Description of Series A Notes--Aggregate Principle Amount Tendered." A reissued certificate representing the balance of nontendered Series A Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. ALL OF THE SERIES A NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3.         SIGNATURES ON THIS LETTER;  POWERS OF ATTORNEY AND ENDORSEMENTS;
           GUARANTEE OF SIGNATURES.

           If this Letter is signed by the registered holder of the Series A Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

           If any tendered Series A Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

           If any tendered Series A Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

           When this Letter is signed by the registered holder or holders of the Series A Notes specified herein and tendered hereby, no endorsements of certificates or separate powers of attorney are required. If, however, the Series B Notes are to be issued, or any untendered Series A Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate powers of attorney are required to be submitted together with the Certificates for Series A Notes. Signatures on such certificate(s) must be guaranteed by an Eligible Institution as defined below.

           If this Letter is signed by a person or persons other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

           If this Letter or any certificates or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

           ENDORSEMENTS ON CERTIFICATES FOR SERIES A NOTES OR SIGNATURES ON POWERS OF ATTORNEY REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNTIED STATES (AN "ELIGIBLE INSTITUTION").

           SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE SERIES A NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF SERIES A NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH SERIES A NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.         SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

           Tendering holders of Series A Notes should indicate in the applicable box above the name and address to which Series B Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Series A Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Securityholders tendering Series A Notes by book-entry transfer may request that Series A Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such securityholder may designate hereon. If no such instructions are given, such Series A Notes not exchanged will be returned to the name or address of the person signing this Letter.

5.         TAX IDENTIFICATION NUMBER.

           Federal income tax law generally requires that a tendering holder whose Series A Notes are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of Series B Notes may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

           Exempt holders of Series A Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

           To prevent backup withholding, each tendering holder of Series A Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, or (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Series A Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Series A Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should (i) consult the W-9 Guidelines for instructions on applying for a TIN, (ii) check the box in Part 2 of the Substitute Form W-9 and (iii) write "applied for" in lieu of its TIN. Note:
Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to Holdings within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to Holdings.

6.         TRANSFER TAXES.

           The Company will pay all transfer taxes, if any, applicable to the transfer of Series A Notes to it or its order pursuant to the Exchange Offer. If however, Series B Notes and/or substitute Series A Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Series A Notes tendered hereby, or if tendered Series A Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Series A Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

           EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SERIES A NOTES SPECIFIED IN THIS LETTER.

7.         WAIVER OF CONDITIONS.

           The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.         NO CONDITIONAL TENDERS.

           No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Series A Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Series A Notes for exchange.

           Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Series A Notes nor shall any of them incur any liability for failure to give any such notice.

9.         MUTILATED, LOST, STOLEN OR DESTROYED SERIES A PREFERRED STOCK.

           Any holder whose Series A Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.        REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

           Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

               TO BE COMPLETED BY ALL TENDERING HOLDERS


                        (SEE INSTRUCTION 5)
                PAYOR'S NAME: BCP/ESSEX HOLDINGS INC.



SUBSTITUTE                        PART 1--PLEASE PROVIDE YOUR TIN IN THE
FORM W-9                          BOX AT RIGHT AND CERTIFY BY SIGNING AND   TIN:________________________________
DEPARTMENT OF THE TREASURY        DATING BELOW                                   SOCIAL SECURITY NUMBER OR
INTERNAL REVENUE SERVICE                                                       EMPLOYER IDENTIFICATION NUMBER

PAYER'S REQUEST FOR TAXPAYER      PART 2--TIN Applied for [ ]
IDENTIFICATION NUMBER
("TIN") AND
CERTIFICATION



                                  11. CERTIFICATION:  UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
                                  (1) The number shown on this form is my correct Taxpayer Identification
                                      Number (or I am waiting for a number to be issued to me).
                                  (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the
                                      Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and
                                  (3) any other information provided on this form is true and correct.

                                  SIGNATURE...........................................             DATE.........................

You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
- ---------------------------------


        YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 2 OF SUBSTITUTE FORM W-9




             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
(b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.


- --------------------------------          ------------------------------------
           Signature                                       Date

               GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                            NUMBER ON SUBSTITUTE FORM W-9

         GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.



                                     GIVE THE                                                              GIVE THE NAME
FOR THIS TYPE OF ACCOUNT:            NAME AND                             FOR THIS TYPE OF ACCOUNT:        AND EMPLOYER
                                     SOCIAL SECURITY                                                       IDENTIFICATION
                                     NUMBER OF --                                                          NUMBER OF --
- -------------------------------      ---------------------------------    -------------------------------  ---------
1.  An individual's account   The individual                       8.  Sole proprietorship account  The owner(4)

2.  Two or more individuals   The actual owner of the account      9.  A valid trust, estate, or    The legal entity (Do not
    (joint account)           or, if combined funds, the first         pension trust                furnish the identifying
                              individual on the account(1)                                          number of the personal
                                                                                                    representative or trustee
                                                                                                    unless the legal entity
                                                                                                    itself is not designated
                                                                                                    in the account title.)(5)

3.  Husband and wife (joint   The actual owner of the account      10. Corporate account            The corporation
    account)                  or, if joint funds, either person(1)

4.  Custodian account of a    The minor(2)                         11. Religious, charitable, or    The organization
    minor (Uniform Gift to                                             educational organization
    Minors Act)                                                        account

5.  Adult and minor (joint    The adult or, if the minor is the    12. Partnership account held in  The partnership
    account)                  only contributor, the minor(1)           the name of the business

6.  Account in the name of    The ward, minor, or incompetent      13. Association, club, or other  The organization
    guardian or committee for person(3)                                tax-exempt organization
    a designated ward, minor,
    or incompetent person

7.  a.   The usual revocable  The grantor-trustee(1)               14. A broker or registered       The broker or nominee
         savings trust                                                 nominee
         account (grantor is
         also trustee)
    b.   So-called trust      The actual owner(1)                  15. Account with the             The public entity
         account that is not                                           Department of Agriculture
         a legal or valid                                              in the name of a public
         trust under state law                                         entity (such as a state or
                                                                       local government, school
                                                                       district, or prison) that
                                                                       receives agricultural
                                                                       program payments

- -----------------------------------------------------------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4)        Show your individual name.  You may also enter your business name.
           You may use your Social Security number or employer identification number.
(5) List first and circle the name of the legal trust, estate or pension trust.
Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.


            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue
Service and apply for a number.

PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING Payees specifically exempted from backup withholding on ALL payments include the following:
   o   A corporation.
   o   A financial institution.
   o An organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or an individual retirement plan.
   o The United States or any agency or instrumentality thereof.
   o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
   o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
   o An international organization or any agency or instrumentality thereof.
   o A registered dealer in securities or commodities registered in the United States or a possession of the United States.
   o   A real estate investment trust.
   o   A common trust fund operated by a bank under
       Section 584(a) of the Code.
   o An exempt charitable remainder trust, or a non-exempt trust described in Section 4947(a)(1) of the Code.
   o An entity registered at all times under the Investment Company Act of 1940.
   o   A foreign central bank of issue.

   Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
   o Payments to nonresident aliens subject to withholding under Section 1441 of the Code.
   o Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.
   o Payments of patronage dividends where the amount received is not paid in money.
   o   Payments made by certain foreign organizations.
   o   Payments made to a nominee.
   Payments of interest not generally subject to backup withholding including the following:
   o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the taxpayer's trade or business and you have not provided your correct taxpayer identification number to the payer.
   o Payments of tax-exempt interest (including exempt-interest dividends under Section 852 of the Code).
   o Payments described in Section 6049(b)(5) of the Code to nonresident aliens.
   o   Payments on tax-free covenant bonds under Section
       1451 of the Code.
   o   Payments made by certain foreign organizations.
   o   Payments made to a nominee.

Exempt payees described above should file Substitute Form
W-9 to avoid possible erroneous backup withholding.  FILE
THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NON-RESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH PAYER A COMPLETED INTERNAL REVENUE FORM W-8 (CERTIFICATE OF FOREIGN STATUS).

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N of the Code.

PRIVACY ACT NOTICE. -- Section 6109 of the Code require most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer.
Certain penalties may also apply.

PENALTIES
(1) FAILURE TO FURNISH TAXPAYER NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)  CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO
WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)  CRIMINAL PENALTY FOR FALSIFYING INFORMATION.  --
Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

  FOR ADDITIONAL INFORMATION, CONTACT
  YOUR TAX CONSULTANT OR THE INTERNAL
  REVENUE SERVICE.


                                    - 13 -